Exhibit 99.2
©XBP EUROPE 2024 Second Quarter 2024 Results August 12, 2024

©XBP EUROPE 2024 Safe Harbor Statements Forward-Looking Statements: Certain statements included in this presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, estimated or anticipated future results and benefits, future opportunities for XBP Europe Holdings, Inc. (“XBP Europe” or the “Company”), and other statements that are not historical facts. These statements are based on the current expectations of XBP Europe management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties, including without limitation (1) the outcome of any legal proceedings that may be instituted against XBP Europe or others and any definitive agreements with respect thereto; (2) the inability to meet the continued listing standards of Nasdaq or another securities exchange; (3) the risk that the business combination disrupts current plans and operations of XBP Europe and its subsidiaries; (4) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of XBP Europe and its subsidiaries to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) costs related to the business combination; (6) changes in applicable laws or regulations; (7) the possibility that XBP Europe or any of its subsidiaries may be adversely affected by other economic, business and/or competitive factors; (8) risks related to XBP Europe’s potential inability to achieve or maintain profitability and generate cash; (9) the impact of the COVID-19 pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; (10) volatility in the markets caused by geopolitical and economic factors; (11) the ability of XBP Europe to retain existing clients; (12) the potential inability of XBP Europe to manage growth effectively; (13) the ability to recruit, train and retain qualified personnel, and (14) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Annual Reports on Form 10-K filed on April 1, 2024 and subsequent filings with the Securities and Exchange Commission (the “SEC”). In addition, forward-looking statements provide XBP Europe’s expectations, plans or forecasts of future events and views as of the date of this communication. XBP Europe anticipates that subsequent events and developments will cause XBP Europe’s assessments to change. These forward-looking statements should not be relied upon as representing XBP Europe’s assessments as of any date subsequent to the date of this presentation. Non-GAAP Financial Measures: This presentation includes constant currency, EBITDA and Adjusted EBITDA, each of which is a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). XBP Europe believes that the presentation of these non-GAAP financial measures will provide useful information to investors in assessing our financial performance, results of operations and liquidity and allows investors to better understand the trends in our business and to better understand and compare our results. XBP Europe’s board of directors and management use constant currency, EBITDA and Adjusted EBITDA to assess XBP Europe’s financial performance, because it allows them to compare XBP Europe’s operating performance on a consistent basis across periods by removing the effects of XBP Europe’s capital structure (such as varying levels of debt and interest expense, as well as transaction costs resulting from the business combination with CF Acquisition Corp. VIII on November 29, 2023). Adjusted EBITDA also seeks to remove the effects of integration and related restructuring expenses and other similar non-routine items, some of which are outside the control of our management team. Restructuring expenses are primarily related to the implementation of strategic actions and initiatives related to right-sizing of the business. All of these costs are variable and dependent upon the nature of the actions being implemented and can vary significantly driven by business needs. Accordingly, due to that significant variability, we exclude these charges since we do not believe they truly reflect our past, current or future operating performance. The constant currency presentation excludes the impact of fluctuations in foreign currency exchange rates. We calculate constant currency revenue and Adjusted EBITDA on a constant currency basis by converting our current-period local currency financial results using the exchange rates from the corresponding prior-period and compare these adjusted amounts to our corresponding prior period reported results. XBP Europe does not consider these non-GAAP measures in isolation or as an alternative to liquidity or financial measures determined in accordance with GAAP. A limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in XBP Europe’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures and therefore the basis of presentation for these measures may not be comparable to similarly-titled measures used by other companies. These non-GAAP financial measures are not required to be uniformly applied, are not audited and should not be considered in isolation or as substitutes for results prepared in accordance with GAAP. Net loss is the GAAP measure most directly comparable to the non-GAAP measures presented here. For reconciliation of the comparable GAAP measures to these non-GAAP financial measures, see the slide titled Reconciliation of non-GAAP measures. Rounding: Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect absolute figures. Supplemental Information: These slides are not intended to be a stand-alone presentation but should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our public filings.

©XBP EUROPE 2024 About XBP Europe 3 Listed on NASDAQ - see our website here. Where Secure hybrid cloud infrastructure enables XBP Europe to deploy its solutions to clients across the European market, along with the Middle East and Africa. Our physical footprint spans 15 countries in over 32 locations supported by our ~1,500 employees. What We provide bills and payments process management by partnering with our clients, enabling their data modernization and AI journeys with suites of solutions and services. Who XBP Europe Holdings, Inc. (Nasdaq: XBP, XBPEW), is a pan-European integrator of bills, payments, and related solutions and services seeking to enable the digital transformation of our clients. We serve many of the largest private and public sector clients in the UK and Europe, and our extensive network reaches majority of populations in key European markets. Why As a public company, we are able to participate in the large European economy, grow with our clients, and create value for our employees and stakeholders. Who, Where, Why & What

©XBP EUROPE 2024 XBP Europe product suites - Summary 4 Banking & Finance One of largest non-bank processors of payments in Europe ● Request to Pay [RtP/UK, R2P/EU] ● Confirmation of Payee [CoP] ● Know Your Customer [KYC] ● Mortgage & Loan Origination ● Payment Processing ● Foreign Exchange & Cross-Border Payments ● Check clearing infrastructure Enterprise Information Management Scan, process, digitize documents and get usable data ● Intelligent Document Processing ● Document Digitization ● Data Visualisation ● Big Data Analytics ● Infrastructure AI Finance & Accounting Enhanced invoicing, payments, reporting, analysis ● Exchange for Bills & Payments [XBP] ● Procure to Pay [P2P] ● Order to Cash [O2C] ● F&A Outsourcing ● ERP Data Consolidation Cloud & AI powered Cyber Security ● AI enabled cyber security ● Data modernization ● Cloud migration and management Integrated Communications Optimize communications over physical/digital channels ● XBP OmniDirect ● Print & Mail ● Contact Center Services Work From Anywhere Digital workplace and remote working technologies ● Digital Mailroom [DMR] ● Smart Lockers ● Digital Signature [Drysign] Small & Medium Businesses (SMB) Modular SaaS solutions that scale with a business ● XBP SMB ● DMR SMB ● Beats ● Peri Intelligent Process Automation Automate to digitally transform manual processes ● Workflow Automation ● Robotic Process Automation ● Data Science Projects

We serve a diversified base of public and private sector customers

Industry Specific and Industry Agnostic Enterprise Software and Services

Large Enterprises and Small Businesses Finance Departments

[F&A, EIM, IPA, IC, WFA, SaaS]

We empower accounting and finance through a suite of solutions that offer automation, communication, and business insights to seamlessly manage transactions and help to improve liquidity.

#Financial Services

50+ Enterprise level clients across all regions

Financial Institutions, Banks & Insurance Companies

[Digital Banking, Financial BPO Services]

We help financial institutions to provide a better experience to billers, payers, and clients, thereby optimizing payment transactions and improving satisfaction, loyalty, and retention.

#Banking

- 30 top global and European banks
- Provider of state-of-the-art technology platform that processes 100% of UK cheque clearing
- XBP Europe's technology supports ~63 million online banking customers

Governments & Public Sector Organizations

[EIM, BPO]

We help governments and public sector organizations on their digital transformation journey, including workflow solutions, documents processing, and content management.

#Public Sector

Serving 55+ central & local governmental entities across 7 countries

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©XBP EUROPE 2024 2Q 2024 Financial Summary and Highlights 6

©XBP EUROPE 2024 2Q 2024 at a Glance 7 YoY -9.2% Sequentially -6.3% Revenue $36.1M YoY -$3.8M Sequentially -$2.5M YoY -14.8% Sequentially -10.5% Gross Margin 18.4% Adj EBITDA1 $0.3M YoY -15.6% Opened new sales office in Stockholm Operating Profit $(2.4)M SG&A $6.9M Investments in Sales YoY -$3.7M Sequentially -$1.5M Liquidity Added up to $33M of incremental borrowing capacity 1: Reference Adj EBITDA reconciliation on slide 13 YoY -15.4% Sequentially -5.6% Technology segment Gross Margin 49.9% YoY -8.7% Sequentially -3.7% Adj EBITDA Margin 0.8% Sequentially -13.1% Active Revenue Ramps ~ $25M of ACV

©XBP EUROPE 2024 2Q 2024 Financial Highlights 8 • Softer 2Q24 top and bottom line primarily driven by slower ramp-up of large public sector contracts • Project ramps over the next several quarters are expected to drive higher top line and corresponding margin expansion 1: Reference Adj EBITDA reconciliation on slide 13 2Q 2024 1Q 2024 2Q 2023 YoY QoQ Revenue, net $ 36,112 $ 40,350 $ 42,367 -14.8% -10.5% Operating Profit (2,413) 71 1,427 NM NM Net Loss Before Tax (4,181) (1,748) (173) NM NM Net Loss (4,723) (2,208) (558) NM NM Adj EBITDA1 287 1,831 4,009 -92.8% -84.3% Capital Expenditures (341) (385) (1,371) NM NM EPS $ (0.16) $ (0.07) $ (0.03) NM NM Gross Margin 18.4% 24.6% 27.6% -9.2% -6.3% Adj EBITDA Margin1 0.8% 4.5% 9.5% -8.7% -3.7%

©XBP EUROPE 2024 Segment Profitability 9 • Technology segment YoY decline primarily driven by a large one-time license sale in 2023 • Bills & Payments gross margin declined YoY due in part to client delays; however, ramp of recently launched large-scale projects combined with increased operating leverage are expected to have a positive impact on gross margin

©XBP EUROPE 2024 Appendix 10

Our presence in EMEA

XBP Europe Solutions reach majority of populations in key markets. The Company processed several hundred million payment transactions in 2023.

Pan-European Presence

15 Countries[1]

32 Locations



Norway
(population 5 million)
process 100% of bank giro
Sweden
(population 10 million) -7 million individuals and 500,000+ companies use bank giro processed by XBP
Ireland
(population 5 million) process-95% of all payments by check
United Kingdom
(population 67 million) -100% of all check payments archived or processed
Germany
(population 83 million) technology is used to support 50+ million online banking customers

1. Where team members are based

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©XBP EUROPE 2024 Client and industry diversification 12 $167M FY2023 Revenue 40% Western Europe 31% Central Europe 18% UK & Ireland 11% Northern Europe Bills and Payments 73% 22% Top 2 -10 13% Top 11 - 20 22% Top 21 - 50 40% All Other 3% - Top client Diversified client base Services & Products Geography Technology 27% 12

Adjusted EBITDA Reconciliation

($ in thousands)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	FY 2022	FY 2023	YTD 2023
Net Loss	**($2,506)**	**($558)**	**($2,887)**	**($5,097)**	**($2,208)**	**($4,723)**	**($7,929)**	**($11,047)**	**($6,931)**
Income tax expense	92	385	1,046	(917)	460	542	2,562	606	1,002
Interest expense including related party interest expense, net	1,298	1,136	1,270	3,490	1,446	1,487	3,037	7,195	2,933
Depreciation and amortization	910	946	1,095	899	957	923	4,390	3,851	1,880
EBITDA	**($206)**	**$1,910**	**$524**	**($1,625)**	**$655**	**($1,770)**	**$2,060**	**$605**	**($1,115)**
Restructuring and related expenses (1)	818	472	309	3,641	228	249	1,980	5,240	477
Employee litigation matter (2)	-	345	64	1,022	104	917	267	1,431	1,021
Related party management fees and royalties (3)	401	421	334	199	-	-	5,401	1,355	-
Foreign exchange losses (gains), net	279	660	(529)	183	832	704	1,184	593	1,536
Non-cash equity compensation (4)	-	-	-	-	-	160			160
Changes in fair value of warrant liability	-	-	-	(597)	(37)	(3)	-	(597)	(40)
Transaction Fees (5)	1,099	202	244	1,425	49	30	3,595	2,970	79
Adjusted EBITDA (6)	**$2,391**	**$4,009**	**$947**	**$4,248**	**$1,831**	**$287**	**$14,487**	**$11,597**	**$2,118**

(1) Adjustment represents costs associated with restructuring, including employee severance and vendor and lease termination costs.
(2) Represents litigation settlement and associated expenses incurred in connection with the Company subsidiary litigation.
(3) Primarily represents management fee incurred in exchange for services, which included provision of legal, human resources, corporate finance, and marketing support. The management services agreement was terminated in connection with the Business Combination and was replaced by the related party service fee pursuant to the Services Agreement which reduced the fee and modified the services provided.
(4) Represents the non-cash charges related to restricted stock units and options.
(5) Represents transaction costs incurred as part of the Business Combination.
(6) Supplemental financial measures that are not required by, or presented in accordance with, accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures should not be considered as alternatives to operating or net income or cash flows from operating activities, in each case determined in accordance with GAAP. These non-GAAP financial measures are among the indicators used by management to measure the performance of the Company's operations, and also among the criteria upon which performance-based compensation may be based. Adjusted EBITDA also is used by our lenders for debt covenant compliance purposes. Similar non-GAAP financial measures may be calculated differently by other companies, including other companies in our industry, limiting their usefulness as comparative measures. Because of these limitations, you should consider the non-GAAP financial measures alongside other performance measures and liquidity measures, including operating income, various cash flow metrics, net income and our other GAAP results.

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©XBP EUROPE 2024 Non-GAAP Reconciliation 14 (1) Constant currency excludes the impact of foreign currency fluctuations and is computed by applying the average exchange rates for the quarter ended June 30, 2023, to the revenues during the corresponding period in 2024. (1) Adjustment represents costs associated with restructuring, including employee severance and vendor and lease termination costs. (1) Represents the litigation settlement and associated expenses incurred in connection with the Company subsidiary litigation. (1) Represents the non-cash charges related to restricted stock units and options. (1) Represents transaction costs incurred as part of the Business Combination. (1) Supplemental financial measures that are not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures should not be considered as alternatives to operating or net income or cash flows from operating activities, in each case determined in accordance with GAAP. These non-GAAP financial measures are among the indicators used by management to measure the performance of the Company’s operations, and also among the criteria upon which performance-based compensation may be based. Adjusted EBITDA also is used by our lenders for debt covenant compliance purposes. Similar non-GAAP financial measures may be calculated differently by other companies, including other companies in our industry, limiting their usefulness as comparative measures. Because of these limitations, you should consider the non-GAAP financial measures alongside other performance measures and liquidity measures, including operating income, various cash flow metrics, net income and our other GAAP results.

©XBP EUROPE 2024 15 15 Defined Terms in Presentation and Notes • ACV: Annual contract value in dollars • Gross Margin: Total revenue less cost of revenue as a percentage of total revenue • Capital Expenditures: Funds used to buy, maintain, or improve physical or fixed assets used in the Company’s operations • New Business Win Rate: ACV closed in the period versus prior period